UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2020

Romeo Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4380 Ayers Avenue Vernon, CA 90058	90058
(Address of principal executive offices)	(Zip Code)

(844) 257-8557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RMO	New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	RMO.WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

On January 5, 2021, Romeo Power, Inc. (f/k/a RMG Acquisition Corp.), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 2.03, 3.02, 3.03, 4.01, 5.01, 5.02 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the Transactions under Items 5.03 and 5.06 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders approved and adopted the Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on December 29, 2020. A copy of the Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to the Original Report and is incorporated herein by reference.

In connection with the consummation of the Business Combination, the Company also amended and restated its bylaws (the “Amended and Restated Bylaws”). A copy of the Amended and Restated Bylaws is included as Exhibit 3.2 to the Original Report and is incorporated herein by reference.

A description of the amendments included in the Amended and Restated Certificate of Incorporation and of the general effect of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws upon the rights of holders of the Company’s capital stock is set forth in the sections of the Proxy Statement entitled “Proposal No. 2—The RMG Charter Proposals,” “Comparison of Stockholders’ Rights,” and “Description of RMG’s Securities After The Business Combination” beginning on page 136, page 226, and page 253, respectively, of the Proxy Statement and is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination and the Merger Agreement are described in the sections of the Proxy Statement entitled “Proposal No. 1—The Business Combination Proposal” and “The Merger Agreement” beginning on page 85 and page 104, respectively, of the Proxy Statement and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report:

Exhibit No.	Description of Exhibits	Incorporation by Reference
2.1*	Agreement and Plan of Merger, dated as of October 5, 2020, by and among RMG Acquisition Corp., RMG Merger Sub, Inc. and Romeo Systems, Inc.	Exhibit 2.1 to the Current Report on Form 8-K filed on October 5, 2020
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 18, 2020, by and among RMG Acquisition Corp., RMG Merger Sub, Inc. and Romeo Systems, Inc.	Exhibit 2.2 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
3.1	Second Amended and Restated Certificate of Incorporation	Exhibit 3.1 to the Current Report on Form 8-K filed on January 5, 2021
3.2	Amended and Restated Bylaws of Romeo Power, Inc.	Exhibit 3.2 to the Current Report on Form 8-K filed on January 5, 2021
4.1	Specimen Common Stock Certificate	Exhibit 4.1 to the Current Report on Form 8-K filed on January 5, 2021
4.2	Specimen Warrant Certificate	Exhibit 4.2 to the Current Report on Form 8-K filed on January 5, 2021
4.3	Warrant Agreement between American Stock Transfer & Trust Company, as warrant agent, and RMG Acquisition Corp.	Exhibit 4.4 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020

4.4	Amended and Restated Registration Rights Agreement, dated as of December 29, 2020, by and among Romeo Power, Inc., RMG Sponsor, LLC, each of the Existing Holders (as defined therein), and each of the New Holders (as defined therein)	Exhibit 4.4 to the Current Report on Form 8-K filed on January 5, 2021
4.5	Form of Romeo Systems, Inc. Stock Purchase Warrant	Exhibit 4.5 to the Current Report on Form 8-K filed on January 5, 2021
10.1#	Form of Indemnity Agreement	Exhibit 10.1 to the Current Report on Form 8-K filed on January 5, 2021
10.2	Form of Subscription Agreement	Exhibit 10.8 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.3	Amendment No. 1, dated as of November 18, 2020, to the Subscription Agreement, dated as of October 5, 2020, by and among RMG Acquisition Corp., Romeo Systems, Inc. and Republic Services Alliance Group III, Inc.	Exhibit 10.1 to the Current Report on Form 8-K filed on November 19, 2020
10.4	Stockholders’ Agreement, dated as of December 29, 2020, by and among Romeo Power, Inc., RMG Sponsor, LLC, and each stockholder party thereto	Exhibit 10.4 to the Current Report on Form 8-K filed on January 5, 2021
10.5	Letter Agreement, dated February 7, 2019, among RMG, its officers and directors and the Sponsor	Exhibit 10.1 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.6	Form of Lock-Up Agreement from certain of RMG’s initial stockholders, officers, and directors	Exhibit 10.2 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.7	Form of Lock-Up Agreement from certain of Romeo’s stockholders, officers, and directors	Exhibit 10.3 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.8#	Romeo Power, Inc. 2020 Long-Term Incentive Plan	Exhibit 10.8 to the Current Report on Form 8-K filed on January 5, 2021
10.9#	Romeo Systems, Inc. 2016 Stock Plan	Exhibit 10.10 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.10#	Form of Stock Option Agreement under the Romeo Systems, Inc. 2016 Plan	Exhibit 10.11 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.11#	Executive Employment Agreement, effective as of September 17, 2020, by and between Romeo Systems, Inc. and Lionel E. Selwood, Jr.	Exhibit 10.12 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.12#	Executive Employment Agreement, effective as of June 6, 2019, by and between Romeo Systems, Inc. and Abdul Kader El Srouji	Exhibit 10.13 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.13#	Executive Employment Agreement, dated August 7, 2020, by and between Romeo Systems, Inc. and Michael Patterson	Exhibit 10.14 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.14#	Stock Option Agreement under the Romeo Systems, Inc. 2016 Plan between Romeo Systems, Inc. and Michael Patterson	Exhibit 10.15 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020

10.15	Battery Recycling Agreement, dated as of October 2, 2020, by and among Heritage Battery Recycling, LLC and Romeo Systems, Inc.	Exhibit 10.16 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.16**	Product Supply Master Agreement, dated as of September 8, 2020, by and between Romeo Systems, Inc. and Phoenix Cars LLC	Exhibit 10.17 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.17**	Supply Agreement, dated as of August 28, 2020, by and between Nikola Corporation and Romeo Systems, Inc.	Exhibit 10.18 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.18**	Product Supply Master Agreement, dated as of July 13, 2020, by and between Romeo Systems, Inc. and Lightning Systems, Inc.	Exhibit 10.19 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.19**	Purchase Agreement, dated as of November 2, 2020, by and between Romeo Systems, Inc. and Lion Buses Inc.	Exhibit 10.23 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.20**	Intellectual Property License Agreement by and among BorgWarner Inc., Romeo Systems, Inc., Romeo Systems Technology, LLC and BorgWarner Romeo Power, LLC	Exhibit 10.21 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.21	Joint Venture Operating Agreement by and among BorgWarner Ithaca LLC, Romeo Systems, Inc. and BorgWarner Romeo Power LLC	Exhibit 10.22 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.22	Lease between CenterPoint Properties Trust and Romeo Systems, Inc.	Exhibit 10.20 to Amendment No. 2 to Registration Statement on Form S-4 filed on December 4, 2020
10.23#	Executive Employment Agreement, effective as of September 16, 2019, by and between Romeo Systems, Inc. and Lauren Webb	Exhibit 10.23 to the Current Report on Form 8-K filed on January 5, 2021
10.24#	Executive Employment Agreement, effective as of April 1, 2019, by and between Romeo Systems, Inc. and Criswell Choi	Exhibit 10.24 to the Current Report on Form 8-K filed on January 5, 2021
10.25#	Form of Retention Agreement	Exhibit 10.25 to the Current Report on Form 8-K filed on January 5, 2021
16.1	Letter from Grant Thornton, dated as of December 29, 2020	Exhibit 16.1 to the Current Report on Form 8-K filed on January 5, 2021
21.1	Subsidiaries of the Registrant	Exhibit 21.1 to the Current Report on Form 8-K filed on January 5, 2021
99.1	Unaudited pro forma condensed combined balance sheet as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020	Exhibit 99.1 to the Current Report on Form 8-K filed on January 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedule and exhibits to this Exhibit omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

** Portions of this Exhibit have been omitted in accordance with Item 601 of Regulation S-K.

# Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Romeo Power, Inc.

Date: January 5, 2021	By:	/s/ Lionel E. Selwood, Jr.
	Name:	Lionel E. Selwood, Jr.
	Title:	President and Chief Executive Officer